EXHIBIT 10.5


                             EQUIPMENT USE AGREEMENT

          This EQUIPMENT USE AGREEMENT ("Agreement") is entered into as of this 1st day of February, 2001 by and between E-COMMERCE SUPPORT CENTERS, INC., a North Carolina corporation ("e-com"), GIBRALTER PUBLISHING, INC., a North Carolina corporation ("Gibralter"), and PALADYNE CORP., a Delaware corporation ("Paladyne").

                                   WITNESSETH:
                                   ----------

          WHEREAS, concurrently with the execution of this Agreement, e-com is acquiring from Gibralter, and Gibralter is selling to e-com, certain tangible and intangible assets owned by Gibralter and used by e-com in its business of providing outsourced customer support services to entities with electronic commerce initiatives (the "Business"); and

          WHEREAS, certain of the assets used in the Business consist of computers and other items of equipment ("Equipment") which are leased by Gibralter pursuant to the equipment leases specifically identified on EXHIBIT A
                                                                      ---------
hereto (the "Leases"); and

          WHEREAS, in order for Gibralter to assign the Leases to e-com, Gibralter must secure the consent of each of the respective lessors thereunder; and

          WHEREAS, Gibralter is in the process of securing such consents and, pending the receipt thereof, the parties desire to provide for an interim arrangement whereby Gibralter will remain the lessee under the Leases, but e-com will have the right to possess and use the Equipment to the same extent as if e-com were the lessee under the Leases;

          NOW THEREFORE, in consideration of the mutual covenants and agreements made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

          1.   USE OF EQUIPMENT. Gibralter hereby grants to e-com the right to
               ----------------
possess and use all of the Equipment leased by Gibralter pursuant to the Leases. e-com's right to possess and use the Equipment shall commence immediately upon the execution of this Agreement and shall continue until the earlier of (a) the date on which the Leases are assigned to e-com in accordance with Section 3 hereof; and (b) the date on which the Leases terminate in accordance with their terms.

          2.   PAYMENT OBLIGATIONS UNDER THE LEASES. In consideration for
               ------------------------------------
e-com's right to possess and use the Equipment, e-com shall assume, and shall pay directly to each of the lessors, all of the amounts owed by Gibralter under the Leases which (a) accrue after the date hereof, or (b) relate to lease payments which are no more than two (2) payment periods past due (the "Assumed


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Lease Payments") . The parties expressly agree that Gibralter shall retain responsibility for, and shall pay directly to each of the lessors, all of the amounts owed by Gibralter under the Leases which accrue on or before the date hereof other than the Assumed Lease Payments (collectively, the "Non-Assumed Lease Payments"). Any amounts payable under the Leases which relate to periods which begin prior to the date hereof and which end after the date hereof shall be allocated between Gibralter and e-com on a prorata basis based upon the number of days in such period during which Gibralter and e-com, respectively, have the right to possess and use the Equipment.

          3.   ASSIGNMENT OF LEASES. Gibralter shall use its best efforts to
               --------------------
secure the consent of the lessors to such assignment as expeditiously as possible following the date hereof. e-com shall cooperate with Gibralter in its efforts to obtain such consents. Gibralter and e-com each agree to execute any and all instruments which are reasonably necessary to effect the assignment to e-com of Gibralter's rights under the Leases and the assumption by e-com of Gibralter's obligations under the Leases.

          4.   REPRESENTATIONS, WARRANTIES AND COVENANTS.
               -----------------------------------------

          (a)  By Gibralter. Attached to EXHIBIT A hereto are true, correct and
               ------------              ---------
complete copies of all of the Leases. The Leases are valid and in full force and effect and constitute the legal, valid and binding obligations of Gibralter and of the other parties thereto, and are enforceable against Gibralter and the other parties thereto, in accordance with their respective terms. Except as set forth on EXHIBIT B hereto, there are no existing violations or defaults by
         ---------
Gibralter or the lessors under the Leases and no event, act or omission has occurred which (with or without notice, lapse of time and/or the happening or occurrence of any other event) would result in a violation or default thereunder. Following the date hereof, excluding any actions taken by Gibralter as required by the terms and provisions of this Agreement, Gibralter shall not take any action, and shall not fail to take any action, which would result in a violation or default under any of the Leases or the termination thereof.

          (b)  By e-com. Following the date hereof, e-com shall not take any
               --------
action, and shall not fail to take any action, which would result in a violation or default under any of the Leases or the termination thereof.

          5.   INDEMNIFICATION.
               ---------------

          (a)  Obligations of e-com and Paladyne. Gibralter shall be
               ---------------------------------
indemnified, defended, and held harmless by e-com and Paladyne from and against all losses suffered or incurred by e-com arising out of (i) any failure by e-com to pay any amounts owed by it under the Leases which relate to (x) all periods accruing after the date hereof or (x) the Assumed Lease Payments; (ii) any breach or default by e-com of any of its obligations under the Leases which accrue after the date hereof; or (iii) any breach or default by e-com of any of its obligations under this Agreement.


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


          (b)  Obligations of Gibralter. e-com and Paladyne shall be
               ------------------------
indemnified, defended, and held harmless by Gibralter from and against all losses suffered or incurred by e-com arising out of (i) any failure by Gibralter to pay any amounts owed by it under the Leases which constitute the Non-Assumed Lease Payments; (ii) any breach or default (other than a non-payment breach of default) by Gibralter of any of its obligations under the Leases which accrue on or before the date hereof; or (iii) any breach or default by Gibralter of any of its obligations under this Agreement.

          6.   MISCELLANEOUS.
               -------------

          (a)  Governing Law. This Agreement shall be construed and interpreted
               -------------
in accordance with the laws of the State of North Carolina.

          (b)  Entire Agreement. The parties agree that no representations or
               ----------------
inducements have been made other than those expressed herein and that this Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof.

          (c)  Binding Effect. All of the terms and provisions of this Agreement
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shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

          (d)  Amendment. This Agreement may not be amended or modified, nor may
               ---------
any provision hereof be waived, nor may the time for any performance hereunder be extended, except in a writing duly executed by both of the parties hereto.

          (e)  Assignment. The rights and obligations provided by this Agreement
               ----------
shall not be assignable without the express written consent of the parties hereto.

          (f)  No Third Party Beneficiaries. Nothing herein is intended to
               ----------------------------
confer upon any person, other than the parties and their successors and permitted assigns, any rights or remedies pursuant to this Agreement.

          (g)  Counterparts. This Agreement may be executed simultaneously in
               ------------
multiple counterparts, each of which shall be deemed an original.

          (h)  Notices. All notices, requests, demands and other communications
               -------
hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, mailed by certified or registered mail with postage prepaid, or shipped and receipted by express courier services with charges prepaid by shipper, addressed as follows (or to such other address as may be designated by notice given pursuant hereto):

          If to Gibralter:    Gibralter Publishing, Inc.
                              1650A Gum Branch Road
                              Jacksonville, NC 28540


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          If to e-com or
               Paladyne:      e-commerce support centers, inc.
                              1650A Gum Branch Road
                              Jacksonville, NC 28540

          (i)  Further Action. Each party hereto, at any time and from time to
               --------------
time, after the date hereof, upon the request of the other party hereto, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, all such further acts, assignments, transfers, agreements, assurances and powers of attorney as may be reasonably required to carry out the transactions herein contemplated.

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     IN WITNESS WHEREOF, each of the parties hereto has caused this instrument to be executed in its corporate name as of the day and year first above written.

                                        GIBRALTER PUBLISHING, INC.


                                        By: /s/ Terrence J. Leifheit
                                           ------------------------------------
                                           Name:  Terrence J. Leifheit
                                           Title: President


                                        E-COMMERCE SUPPORT CENTERS, INC.


                                        By: /s/ Terrence J. Leifheit
                                           ------------------------------------
                                           Name:  Terrence J. Leifheit
                                           Title: President


                                        PALADYNE CORP.


                                        By: /s/ John D. Foster
                                           ------------------------------------
                                           Name:  John D. Foster
                                           Title: Chairman


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


                                                                       EXHIBIT A

                                EQUIPMENT LEASES




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


                                                                       EXHIBIT B

                                 LEASE DEFAULTS




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